UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2005

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital ("NCRII"), Home123 Corporation, an indirect wholly owned subsidiary of the registrant ("Home123") and New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC" and, together with NCMC, NC Capital, Home123 and NCRII, the "Borrowers"), entered into a $3 billion Master Repurchase Agreement (the "Master Repurchase Agreement") with Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc. (collectively, "Morgan Stanley"). The Master Repurchase Agreement terminates on February 28, 2007. Concurrently with the execution of the Master Repurchase Agreement, the registrant entered into a Guaranty (the "Guaranty") in favor of Morgan Stanley with respect to the Borrowers’ obligations under the Master Repurchase Agreement. The Master Repurchase Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 8.01 Other Events.

On December 16, 2005, the registrant issued a press release announcing that its board of directors had declared a dividend in the amount of $1.70 per share for the fourth quarter of 2005, to be paid on January 30, 2006 to stockholders of record on December 30, 2005. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. References to the registrant’s Web site in the press release do not incorporate by reference the information on the registrant’s Web site into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Master Repurchase Agreement, dated as of December 12, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.2 Guaranty, dated as of December 12, 2005, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

99.1 Press Release dated December 16, 2005, issued by New Century Financial Corporation announcing that its board of directors had declared a dividend in the amount of $1.70 per share for the fourth quarter of 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

December 16, 2005	By:	/s/ Robert K. Cole

Name: Robert K. Cole
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of December 12, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.
10.2	Guaranty, dated as of December 12, 2005, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.
99.1	Press Release dated December 16, 2005, issued by New Century Financial Corporation announcing that its board of directors had declared a dividend in the amount of $1.70 per share for the fourth quarter of 2005.